UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

ARCH THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	01702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N|A	N|A	N|A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

On November 8, 2023, Arch Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “PIPE SPA”) with certain institutional and accredited individual investors (collectively, the “Investors”) providing for the issuance and sale by the Company to the Investors of (i) pre-funded warrants (the “PIPE Pre-Funded Warrants”) to purchase an aggregate of 13,734,240 (or 1,716,780 after giving effect to the 1-for-8 reverse stock split (the “Reverse Stock Split”) that is currently contemplated in connection with the proposed underwritten public offering (the “Uplist Transaction”) being conducted in conjunction with the listing of the Common Stock on any of the Nasdaq Global Market, Nasdaq Capital Market, New York Stock Exchange or NYSE American (the “Uplist”)) shares of common stock, par value $0.001, of the Company (the “Common Stock”) (the “PIPE Pre-Funded Warrant Shares”) and (ii) warrants (the “PIPE Common Warrants” and together with the PIPE Pre-Funded Warrants, the “PIPE Warrants”) to purchase an aggregate 13,734,240 (or 1,716,780 after giving effect to the Reverse Stock Split) shares of Common Stock (the “PIPE Common Warrant Shares” and together with the PIPE Pre-Funded Warrant Share, the “PIPE Warrant Shares”) at a purchase price of $0.5155 (which will be $4.124 after giving effect to the Reverse Stock Split) per PIPE Pre-Funded Warrant to purchase one share of Common Stock and accompanying PIPE Common Warrant to purchase one share of Common Stock. The PIPE Pre-Funded Warrants and PIPE Common Warrants will be issued as part of a private placement offering authorized by the Company’s board of directors (the “PIPE Offering”). The aggregate gross proceeds for the sale of the PIPE Pre-Funded Warrants and PIPE Common Warrants will be approximately $7.1 million, before deducting the placement agent’s fees and other estimated fees and offering expenses payable by the Company. The purpose of the PIPE Offering is mainly to assist the Company in meeting the initial listing requirements of the Nasdaq Capital Market, including for purposes of the minimum stockholders’ equity requirement and the requirement of the Company to achieve its listing in connection with a firm commitment underwritten public offering.

The closing of the PIPE Offering is contingent upon, among other conditions, a registration statement that registers the PIPE Warrant Shares for resale being declared effective by the SEC and the approval of the listing of the Common Stock on Nasdaq, and the closing is expected to occur immediately prior to the pricing of the Uplist Transaction (the “Closing Date”).

Placement Agent

The Company retained Dawson James Securities, Inc. (“DJ”), pursuant to a placement agency agreement, dated November 8, 2023 (the “PIPE Placement Agency Agreement”), as placement agent in connection with the PIPE Offering. The Company will pay DJ a cash fee equal to 8.0% of the aggregate gross proceeds of the PIPE Offering (expected to be $566,400), will reimburse DJ for legal and other expenses of up to $150,000 and will issue to DJ, or its designees, warrants (the “PIPE Placement Agent Warrants”) to purchase an aggregate of 686,712 (or 85,839 after giving effect to the Reverse Stock Split) shares of Common Stock. The PIPE Placement Agent Warrants will be exercisable at any time and from time to time, in whole or in part, during the five-year period commencing upon issuance, at a price per share equal to $0.64453125 (or $5.15625 after giving effect to the Reverse Stock Split).

Use of Proceeds

The net proceeds to the Company from the PIPE Offering, after deducting the placement agent’s fees and the Company’s other estimated fees and offering expenses and excluding the proceeds, if any, from the exercise of the PIPE Warrants, are expected to be approximately $6.4 million. The Company intends to use the net proceeds from the PIPE Offering primarily for product marketing and for general working capital purposes and has not allocated specific amounts for any specific purposes.

PIPE Pre-Funded Warrants

The PIPE Pre-Funded Warrants will (i) have a nominal exercise price of $0.000125 (which will be $0.001 after giving effect to the Reverse Stock Split) per share; (ii) be exercisable immediately upon issuance; (iii) be exercisable until all of the PIPE Pre-Funded Warrants are exercised in full; and (iv) have a provision preventing the exercisability of such PIPE Pre-Funded Warrants if, as a result of the exercise of the PIPE Pre-Funded Warrants, the holder, together with its affiliates and any other persons whose beneficial ownership of Company Common Stock would be aggregated with the holder’s, would be deemed to beneficially own more than either 4.99% or 9.99% of the Company’s Common Stock (the “Ownership Limitation”) immediately after giving effect to the exercise of the PIPE Pre-Funded Warrants. The holder, upon notice to the Company, may increase or decrease the Ownership Limitation; provided that (i) the Ownership Limitation may only be increased to a maximum of 9.99% of the Company’s Common Stock; and (ii) any increase in the Ownership Limitation will not become effective until the 61st day after delivery of such waiver notice. The number of shares of the Company’s Common Stock into which each of the PIPE Pre-Funded Warrants is exercisable and the exercise price thereof are subject to adjustment as set forth in the PIPE Pre-Funded Warrants, including adjustments for stock subdivisions or combinations (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise).

PIPE Common Warrants

The PIPE Common Warrants will (i) have an exercise price of $0.50 (which will be $4.00 after giving effect to the Reverse Stock Split) per share; (ii) have a term of exercise equal to 5 years after their issuance date; (iii) will be exercisable immediately upon issuance; (iv) have a provision preventing the exercisability of such PIPE Common Warrants if, as a result of the exercise of the PIPE Common Warrants, the holder, together with its affiliates and any other persons whose beneficial ownership of Company Common Stock would be aggregated with the holder’s, would be deemed to beneficially own more than the Ownership Limitation immediately after giving effect to the exercise of the PIPE Common Warrants. The holder, upon notice to the Company, may increase or decrease the Ownership Limitation; provided that (i) the Ownership Limitation may only be increased to a maximum of 9.99% of the Company’s Common Stock; and (ii) any increase in the Ownership Limitation will not become effective until the 61st day after delivery of such waiver notice. The number of shares of the Company’s Common Stock into which each of the PIPE Common Warrants is exercisable and the exercise price thereof are subject to adjustment as set forth in the PIPE Common Warrants, including adjustments for stock subdivisions or combinations (by any stock split, stock dividend, recapitalization, reorganization, scheme, arrangement or otherwise).

Additionally, pursuant to the PIPE SPA, the Company has agreed to file no later than sixty (60) days after the closing date of the Uplist Transaction a registration statement on Form S-4, or other appropriate form, registering the offer by the Company to exchange, on a one-for-one basis, all outstanding PIPE Common Warrants, warrants issued in the Notes Offering (as defined below) (the “2022 Warrants”), Uplist Conversion Warrants (as defined below), and Exchange Investor Warrants (as defined in the Bridge SPA, which is defined below) for newly issued warrants identical to the warrants being sold in the Uplist Transaction, which warrants are expected to be listed on the Nasdaq Capital Market under the symbol “ARTHW” (the “Uplist Conversion Warrants Exchange Offer Obligation”).

PIPE Registration Rights Agreement

On the Closing Date, the Company also entered into a registration rights agreement with the Investors (the “PIPE Registration Rights Agreement”), pursuant to which the Company is obligated, subject to certain conditions, to file with the Securities and Exchange Commission (the “SEC”) within the earlier of (i) the closing date of the Uplist Transaction and (ii) 60 days after the Closing Date one or more registration statements (any such registration statement, a “Resale Registration Statement”) to register the PIPE Warrant Shares for resale under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s failure to satisfy certain filing and effectiveness deadlines with respect to a Resale Registration Statement and certain other requirements set forth in the PIPE Registration Rights Agreement may subject the Company to payment of monetary penalties.

Certain Restrictions on Activities

The PIPE SPA contains certain restrictions on the Company’s ability to conduct subsequent sales of its equity securities and certain business activities. In particular, commencing on November 8, 2024, through the twelve (12) month anniversary of the Closing Date, the Company will be prohibited from effecting or entering into agreements to effect any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock equivalents (or a combination of units thereof) involving a variable rate transaction.

The issuance and sale of the PIPE Warrants and PIPE Warrant Shares (collectively, the “Securities”) has not been, and will not upon issuance be, registered under the Securities Act, and the Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Securities will be issued and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) promulgated under Securities Act based on the following facts: each of the Investors has represented that it is an accredited investor as defined in Rule 501 promulgated under the Securities Act; that the Investor is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities to the Investors; and the Securities will be issued as restricted securities. This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy any of the Securities.

The preceding descriptions of the PIPE SPA, PIPE Pre-Funded Warrants, PIPE Common Warrants, PIPE Placement Agency Agreement, PIPE Placement Agent Warrants, and PIPE Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Form of PIPE Securities Purchase Agreement, Form of PIPE Pre-Funded Warrant, Form of PIPE Common Warrant, Form of PIPE Placement Agency Agreement, Form of PIPE Placement Agent Warrant, and Form of PIPE Registration Rights Agreement, attached hereto as Exhibits 10.1, 4.1, 4.2, 10.2, 4.3 and 10.3, respectively, which are incorporated herein by reference.

Note Modification Agreements

On November 8, 2023, the Company entered into an amendment (“Amendment No. 12 to the First Notes”) with the holders of the Company’s outstanding Senior Secured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023 and September 30, 2023 (as amended, the “First Notes”), issued in connection with a private placement financing the Company completed on July 6, 2022 (the “First Closing”). On November 8, 2023, the Company also entered into an amendment (“Amendment No. 12 to the Second Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on February 14, 2023, and as subsequently amended on March 10, 2023, March 15, 2023, April 15, 2023, May 15, 2023, June 15, 2023, July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023 and September 30, 2023 (as amended, the “Second Notes”), issued in connection with a private placement financing the Company completed on January 18, 2023 (the “Second Closing”). On November 8, 2023, the Company also entered into an amendment (“Amendment No. 7 to the Third Notes” and, together with Amendment No. 12 to the First Notes and Amendment No. 12 to the Second Notes, the “Amendments to the 2022 Notes”) with the holders of the Company’s outstanding Unsecured Convertible Promissory Notes, as amended on June 15, 2023, and as subsequently amended on July 1, 2023, July 7, 2023, July 31, 2023, August 30, 2023 and September 30, 2023 (as amended, the “Third Notes” and, together with the First Notes and Second Notes, the “2022 Notes”), issued in connection with a private placement financing the Company completed on May 15, 2023 (the “Third Closing” and together with the First Closing and Second Closing, the “Notes Offering”).

Under the Amendments to the 2022 Notes, the 2022 Notes were amended to extend the date of the completion of an Uplist Transaction from October 31, 2023, to November 15, 2023, and the following amendments to the 2022 Notes will be simultaneously effective upon the closing of the Uplist Transaction. Fifty percent (50%) of the then outstanding principal amount of the 2022 Notes shall automatically convert (the “Automatic Conversion”) into shares of Common Stock, with the conversion price for purposes of such Automatic Conversion being $0.50 (which will be $4.00 after giving effect to the Reverse Stock Split). Upon the Automatic Conversion and to the extent that the beneficial ownership of a holder of 2022 Notes (a “Holder” and, all holders of 2022 Notes together, the “Holders”) would increase over the applicable Ownership Limitation, the Holder will receive pre-funded warrants (the “2022 Note Conversion Pre-Funded Warrants,” and the shares issuable upon exercise thereof, the “2022 Note Conversion Pre-Funded Warrant Shares”) in lieu of shares of Common Stock otherwise issuable to the Holder in connection with the Automatic Conversion, which 2022 Note Conversion Pre-Funded Warrants shall have an exercise price of $0.000125 (which will be $0.001 after giving effect to the Reverse Stock Split) per share, may be exercised on a cashless basis, shall be exercisable immediately upon issuance and shall contain a customary beneficial ownership limitation provision.

In addition, upon the Automatic Conversion, the Holder shall receive a warrant (the “Uplist Conversion Warrant”, and the shares issuable upon exercise thereof, the “Uplist Conversion Warrant Shares”) to purchase a number of shares of Common Stock equal to 51.0496 ( or 6.3812 after giving effect to the Reverse Stock Split) times the dollar amount under the 2022 Notes that was converted in the Automatic Conversion. The Uplist Conversion Warrant shall have an exercise price per share of $0.50 (which will be $4.00 after giving effect to the Reverse Stock Split) and shall otherwise be identical to the PIPE Common Warrant. The Company also agreed in the Amendments to the 2022 Notes to the Uplist Conversion Warrants Exchange Offer Obligation. The Amendments to the 2022 Notes also prohibit the Company from engaging in any capital raising transactions, subject to certain exceptions, until the earlier of (A) July 7, 2027, and (B) the first date on which all Holders hold less than 20% of the original amount of the Uplist Conversion Warrants received by each Holder, respectively, in connection with the Automatic Conversion.

As a result of the entry into the Amendments to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 3B Convertible Promissory Notes (the “Series 3B Notes”), the Series 3B Notes were automatically amended to extend the date of completion of an Uplist Transaction from October 31, 2023, to November 15, 2023. Also, as a result of the entry into the Amendments to the 2022 Notes, and pursuant to the terms of the Company’s outstanding Series 2 Unsecured Convertible Promissory Notes, as amended on March 10, 2023, the Series 2 Note Amendment Termination Date set forth under Amendment No. 1 to the Series 2 Unsecured Convertible Promissory Notes was automatically amended to extend from October 31, 2023, to November 15, 2023.

The foregoing descriptions of Amendment No. 12 to the First Notes, Amendment No. 12 to the Second Notes, and Amendment No. 7 to the Third Notes do not purport to be complete and are qualified in their entirety by the full text of the Form of Amendment No. 12 to the First Notes, Form of Amendment No. 12 to the Second Notes, and Form of Amendment No. 7 to the Third Notes, attached hereto as Exhibits 10.4, 10.5, and 10.6, respectively, which are incorporated herein by reference.

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Notes Offering Second Amended and Restated Registration Rights Agreement Amendment

Additionally, on November 8, 2023, the Company entered into an amendment (“Amendment No. 2 to the Second A&R Registration Rights Agreement”) to that certain Second Amended and Restated Registration Rights Agreement, dated as of May 15, 2023, as amended on June 17, 2023, by and among the Company and certain institutional and accredited individual investors (as amended, the “Second A&R Registration Rights Agreement”). Under Amendment No. 2 to the Second A&R Registration Rights Agreement, the Second A&R Registration Rights Agreement was amended to (I) extend the filing deadline by which the Company is obligated to file with the SEC a registration statement under the Securities Act of 1933, as amended, registering certain securities issued in the Notes Offering to the earlier of (i) the date that is 30 days following the Uplist Transaction and (ii) November 30, 2023, and (II) to provide for the inclusion of the Registerable Securities (as defined therein) in the Uplist S-1 (as defined therein).

The foregoing description of Amendment No. 2 to the Second A&R Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Amendment No. 2 to the A&R Registration Rights Agreement, attached hereto as Exhibit 10.7 and is incorporated herein by reference.

Bridge Offering Securities Purchase Agreement Amendment

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on September 7, 2023, the Company entered into a Securities Purchase Agreement, dated July 7, 2023, as amended on August 30, 2023, (as amended, the “Bridge SPA”), with certain institutional and accredited individual investors (the “Bridge Investors”) for the issuance and sale by the Company to the investors of pre-funded warrants to purchase shares of Common Stock (the “Bridge Pre-Funded Warrants”), common warrants to purchase shares of Common Stock (the “Bridge Common Warrants”) and shares of Common Stock (the “Bridge Shares”) in a private placement offering (the “Bridge Offering”). The first closing of the Bridge Offering occurred on July 7, 2023 (the “Bridge Closing Date”).

On November 8, 2023, the Company entered into an amendment to the Bridge SPA (“Amendment No. 2 to the Bridge SPA”), with certain institutional and accredited individual investors that participated in the Bridge Offering. Under Amendment No. 2 to the Bridge SPA, upon the closing of the next underwritten public offering of Common Stock (the “Qualifying Offering”), which the Company agreed is the Uplist Transaction, if the effective offering price to the public per share of Common Stock (the “Qualifying Offering Price”) is lower than $4.00 (which will be $32.00 after giving effect to the Reverse Stock Split) per share, then the Company shall issue additional Bridge Pre-Funded Warrants (the “True-Up Pre-Funded Warrants”), or shares of Common Stock (the “True-Up Shares”) in lieu thereof to the extent necessary to cause the Company to meet the listing requirements of the Company’s proposed trading market in the Uplist Transaction, in an amount reflecting a reduction in the purchase price paid for the Bridge Shares and Bridge Pre-Funded Warrants that equals the proportion by which the Qualifying Offering Price is less than $4.00 (which will be $32.00 after giving effect to the Reverse Stock Split). The Company also agreed that the Qualifying Offering Price as a result of the proposed Uplist Transaction filed under the Company’s Registration Statement on Form S-1 (File No. 333-268008) (the “Form S-1”) has been determined to be $0.50 (or $4.00 after giving effect to the Reverse Stock Split). Accordingly, at the closing of the Uplist Transaction, based on the sale of the Units and Pre-Funded Units (each as defined in the Form S-1) at an assumed public offering price of $4.125 (post-split) per Unit and $4.124 (post-split) per Pre-Funded Unit, which represents the minimum bid price of $4.00 (post-split) per share under the initial listing requirements of the Nasdaq Capital Market in Nasdaq Listing Rule 5505(a)(1)(A) plus a value of $0.125 (post-split) attributed to the accompanying Investor Warrant (as defined in the Form S-1) pursuant to published Nasdaq guidance, the Company expects to issue True-Up Pre-Funded Warrants with an exercise price of $0.001 (post-split) to purchase an aggregate of 65,794,728 (or 8,224,341 after giving effect to the Reverse Stock Split) shares of Common Stock (or up to 65,794,728 (or 8,224,341 post-split) True-Up Shares in lieu thereof) to the Bridge Investors. The allocation between True-Up Shares and True-Up Pre-Funded Warrants will be based on the ultimate ownership of the Bridge Investors after the PIPE Offering and the Uplist Offering and other factors.

The foregoing description of Amendment No. 2 to the Bridge SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Amendment No. 2 to the Bridge SPA, attached hereto as Exhibit 10.8 and is incorporated herein by reference.

Bridge Offering Registration Rights Agreement Amendment

Additionally, on November 8, 2023, the Company entered into an amendment (“Amendment No. 2 to the Bridge Registration Rights Agreement”) to that certain Registration Rights Agreement, dated as of July 7, 2023, as amended on August 30, 2023, by and among the Company and certain institutional and accredited individual investors (as amended the “Bridge Registration Rights Agreement”). Under Amendment No. 2 to the Bridge Registration Rights Agreement, the Bridge Registration Rights Agreement was amended to (I) extend the filing deadline by which the Company is obligated to file with the SEC a registration statement under the Securities Act of 1933, as amended, registering certain securities issued in the Bridge Offering, to the earlier of (i) the date that is 30 days following the Uplist Transaction and (ii) November 30, 2023, and (II) to provide for the inclusion of the Registerable Securities (as defined therein) in the Uplist S-1 (as defined therein).

The foregoing description of Amendment No. 2 to the Bridge Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Amendment No. 2 to the Bridge Registration Rights Agreement, attached to hereto as Exhibit 10.9 and is incorporated herein by reference.

Item 3.02         Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Item 9.01        Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit	Description
4.1	Form of PIPE Pre-Funded Warrant (incorporated by reference to Exhibit 4.7 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
4.2	Form of PIPE Common Warrant (incorporated by reference to Exhibit 4.8 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
4.3	Form of PIPE Placement Agent Warrant (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
10.1	Form of PIPE Securities Purchase Agreement dated November 8, 2023, by and among the Company and the signatories thereto (incorporated by reference to Exhibit 10.54 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
10.2
Form of PIPE Placement Agency Agreement dated November 8, 2023, by and among the Company and the signatories thereto (incorporated by reference to Exhibit 10.56 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).

10.3	Form of PIPE Registration Rights Agreement dated November 8, 2023, by and among the Company and the signatories thereto (incorporated by reference to Exhibit 10.55 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
10.4	Form of Amendment No. 12 to the First Notes, dated October 31, 2023 (incorporated by reference to Exhibit 10.37.12 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
10.5	Form of Amendment No. 12 to the Second Notes, dated October 31, 2023 (incorporated by reference to Exhibit 10.41.12 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
10.6	Form of Amendment No. 7 to the Third Notes, dated October 31, 2023 (incorporated by reference to Exhibit 10.47.7 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
10.7	Form of Amendment No. 2 to Second A&R Registration Rights Agreement (incorporated by reference to Exhibit 10.49.2 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
10.8	Form of Amendment No. 2 to the Bridge SPA (incorporated by reference to Exhibit 10.52.2 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
10.9	Form of Amendment No. 2 to the Bridge Registration Rights Agreement (incorporated by reference to Exhibit 10.53.2 to the Company’s Registration Statement on Form S-1/A filed on November 9, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: November 15, 2023	By:	/s/ Terrence W. Norchi, M.D.
Name: Terrence W. Norchi, M.D. Title: President, Chief Executive Officer